                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               February 22, 2000
                             ---------------------
                               (Date of Report)


                           ONYX SOFTWARE CORPORATION
        --------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

   Washington                     0-68559                       91-1629814
------------------        ----------------------          ---------------------
 (State or Other           (Commission File No.)              (IRS Employer
  Jurisdiction                                             Identification No.)
of Incorporation)

        3180 139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices)             (Zip Code)

                                 (425) 451-8060
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On February 22, 2000, Onyx Software Corporation acquired Computer Success Network GmbH, or CSN, a privately held e-business consulting, training and technology development company headquartered in Germany. CSN, established in 1989, brings an experienced team of professionals in customer relationship management systems integration services, development, support and education. Under the terms and conditions of the Share Purchase Agreement, we paid approximately $1.15 million in cash and issued approximately $2.3 million, or 34,699 shares, of common stock at closing in exchange for all the outstanding capital stock of CSN. We are also obligated to pay an additional $1.15 million in cash upon evidence of tax obligations owed by the sellers, but in no event later than January 31, 2001. The transaction will be accounted for using the purchase method of accounting, and, accordingly, the results of CSN's operations will be included in our consolidated financial statements from the date of acquisition. Allocation of the purchase price will be determined in the first quarter of 2000.

     The CSN shareholders have agreed to indemnify us for, among other things, any damages that we suffer as a result of any inaccuracies in the representations and warranties they made to us in the Share Purchase Agreement. Of the 34,699 shares issued to the CSN shareholders at closing, 8,674 have been pledged to us for a term of two years to secure these indemnification obligations. In addition, the CSN shareholders have agreed not to sell or otherwise transfer their shares of Onyx common stock for a period of one year. Thereafter, the CSN shareholders may not transfer more than 50% of their shares in any three-year period without our consent.

     The Sale and Purchase Agreement is filed as an exhibit to this report and is incorporated herein by reference. This summary of the provisions of the Share Purchase Agreement is not complete, and you should refer to the exhibit for a copy of the actual agreement.

Form 8-K - Onyx Software Corporation                                      PAGE 1
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statement of businesses acquired:  Not applicable.
          ------------------------------------------

     (b)  Pro forma financial information:  Not applicable.
          -------------------------------

     (c)  Exhibits
          --------

          2.1 Share Purchase Agreement dated February 22, 2000, by and among Onyx Software Corporation, Onyx CSN Computer Consulting GMBH and the shareholders of CSN Computer Consulting GMBH.

Form 8-K - Onyx Software Corporation                                      PAGE 2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ONYX SOFTWARE CORPORATION


Dated:  March 8, 2000         By   /s/ Sarwat H. Ramadan
                                ----------------------------
                                  Sarwat H. Ramadan
                                  Vice President, Chief Financial Officer,
                                  Secretary and Treasurer

Form 8-K - Onyx Software Corporation                                      PAGE 3
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                                 EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
2.1                Share Purchase Agreement dated February 22, 2000, by
                   and among Onyx Software Corporation, Onyx CSN
                   Computer Consulting GMBH and the shareholders of CSN
                   Computer Consulting GMBH.

Form 8-K - Onyx Software Corporation                                      PAGE 4